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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported):   May 22, 2001

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                                 METASOLV, INC.
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               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

              Delaware                  0-17920               75-2912166
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   (State or other jurisdiction       (Commission           (IRS Employer
        of incorporation)             File Number)      Identification No.)

                   5560 Tennyson Parkway, Plano, Texas     75024
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             (Address of Principal Executive Offices)   (Zip Code)


      Registrant's telephone number, including area code   (972) 403-8300

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ITEM 5.  OTHER EVENTS.

    At the Company's Annual Meeting of Stockholders held on May 22, 2001, Lawrence J. Bouman and T. Curtis Holmes, Jr. were elected to the Company's Board of Directors and the proposal to amend the Certificate of Incorporation of MetaSolv, Inc., as set forth in the Proxy Statement dated April 11, 2001 (the "Proxy Statement"), was approved. The stockholders meeting was adjourned to June 12, 2001 with respect to the proposal to amend the Certificate of Incorporation of MetaSolv Software, Inc., as set forth in the Proxy Statement, so as to permit stockholders additional time to submit proxies. The stockholders meeting with respect to this proposal will be reconvened at 10:00 a.m., Dallas, Texas time, on June 12, 2001, at the Company's headquarters in Plano.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                             METASOLV, INC.



Date:  May 22, 2001          By:   /s/ Glenn A. Etherington
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                                   Glenn A. Etherington
                                   Chief Financial Officer
                                   Duly Authorized Officer on behalf
                                   of the Registrant

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